Exhibit 99.1

Summit Materials Announces Expiration of HSR Act Waiting Period for Acquisition by Quikrete

Company Release - 01/07/2025

DENVER, Jan. 7, 2025 /PRNewswire/ -- Summit Materials, Inc. (NYSE: SUM) ("Summit," "Summit Materials" or the "Company"), a leading producer of aggregates and cement, today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with Summit's previously announced definitive agreement to be acquired by Quikrete Holdings, Inc. ("Quikrete" or the "Purchaser") for $52.50 per share in cash (the "Merger").

The Merger is expected to close within the first quarter of 2025, subject to the satisfaction of remaining customary closing conditions, as well as receipt of regulatory approvals and Summit stockholder approval. Upon completion of the Merger, Summit will become a privately held subsidiary of Quikrete and its common stock will no longer be traded on the NYSE.

Advisors
Morgan Stanley & Co. LLC and Evercore are acting as financial advisors to Summit, and Davis Polk & Wardwell LLP is acting as legal advisor. Wells Fargo is acting as exclusive financial advisor to Quikrete, and Troutman Pepper Hamilton Sanders LLP and Covington & Burling LLP are acting as legal counsel. Wells Fargo has provided a debt financing commitment for the Merger.

About Summit Materials, Inc.
Summit Materials is a market-leading producer of aggregates and cement with vertically integrated operations that supply ready-mix concrete and asphalt in select markets. Summit is a geographically diverse, materials-led business of scale that offers customers in the United States and British Columbia, Canada high quality products and services for the public infrastructure, residential and non-residential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue high-return growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

About Quikrete Holdings, Inc.
Quikrete Holdings, Inc. (Quikrete) is a privately owned family business founded in 1940. It is a leading building materials company based in Atlanta, Georgia. From the original yellow bag of premixed concrete, today Quikrete's portfolio of brands includes Quikrete, Spec Mix, Rinker Materials, U.S. Pipe, Contech Engineered Solutions, Keystone Hardscapes, Pavestone, Custom Building Products, QPR, and other leading brands. The products produced by the collection of brands include packaged cementitious products, pavers, retaining wall systems, masonry units, tile grouts and thin sets, concrete pipe, box culverts, corrugated metal pipe, ductile iron pipe, engineered storm water systems, structural precast, and steel pedestrian and vehicular bridges. The company services the US and Canadian commercial construction, residential, and infrastructure markets. This broad array of products and expertise allows Quikrete to provide nearly every product required for most any type of construction project.

Cautionary Statement Regarding Forward-Looking Statements
This communication includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the Merger, including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the Securities and Exchange Commission ("SEC"), and any factors discussed in the section entitled "Risk Factors" in any of our subsequently filed SEC filings; and the following:  (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company's common stock; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management's attention and time from ongoing business operations and opportunities on Merger-related matters. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this communication. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this communication. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It
This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Merger.  In connection with the Merger, on December 30, 2024 the Company filed with the SEC a definitive proxy statement on Schedule 14A relating to a special meeting of its stockholders (the "Proxy Statement"). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its stockholders in connection with the Merger. The Merger will be submitted to the Company's stockholders for their consideration. Before making any voting decision, the Company's stockholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Merger.
The Company's stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC's website (www.sec.gov).  Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/corporate-profile/default.aspx.

Participants in the Solicitation
The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the Merger.  Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the section entitled "Our Stockholders—Holdings of Major Stockholders" in the Company's proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 8, 2024 (and which is available at  https://www.sec.gov/ix?doc=/Archives/edgar/data/0001621563/000114036124018480/ny20019511x1_def14a.htm).

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Merger when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

Contacts:

Andy Larkin
VP, Investor Relations
Summit Materials, Inc.
andy.larkin@summit-materials.com
720-618-6013

Jim Barron/Benjamin Spicehandler/Danielle Berg
FGS Global
Summit@fgsglobal.com

Patrick Lenow
Vice President, Marketing & Communications
Quikrete Holdings, Inc.
404-634-9100
Patrick.Lenow@quikrete.com

 View original content to download multimedia:https://www.prnewswire.com/news-releases/summit-materials-announces-expiration-of-hsr-act-waiting-period-for-acquisition-by-quikrete-302344695.html

SOURCE Summit Materials, Inc.